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                                                                    EXHIBIT 99.7


                        ASSIGNMENT AND SECURITY AGREEMENT

        THIS ASSIGNMENT AND SECURITY AGREEMENT ("Assignment Agreement") is made as of January 29, 2003, by and between HANDSPRING FACILITY COMPANY, LLC, a Delaware limited liability company ("HFC") and M-F DOWNTOWN SUNNYVALE, LLC, a Delaware limited liability company ("M-F Downtown").

                                    RECITALS

        This Agreement is entered into upon the basis of the following facts, understandings and intentions of the parties:

        A. M-F Downtown owns certain real property located in Sunnyvale, Santa Clara County, California, commonly known as 150 Mathilda Place and more particularly described on Exhibit A hereto (the "Building 2 Parcel") a multi-story office building ("Building 2") situated therein.

        B. M-F Downtown also owns certain real property located in Sunnyvale, Santa Clara County, California, commonly known as 100 Mathilda Place and more particularly described on Exhibit B hereto (the "Building 3 Parcel" and, together with the Building 2 Parcel, the "Property") and a multi-story office building ("Building 3" and, together with Building 2, the "Buildings") situated therein.

        C. On or about February 14, 2001, M-F Downtown, as landlord, and Handspring, as tenant entered into that certain Lease Agreement (Building 2) (as the same has been amended by the parties prior to the date hereof, the "Building 2 Lease"), whereby M-F Downtown agreed to lease to Handspring, and Handspring agreed to lease from M-F Downtown, all of the Rentable Area within Building 2 (as the term "Rentable Area" is defined in the Building 2 Lease) and certain associated parking and other rights. As security for the performance of its obligations under the Building 2 Lease, Handspring caused Wells Fargo Bank to issue to M-F Downtown an unconditional, irrevocable, transferable letter of credit (the "Building 2 Security Deposit Letter of Credit") in the amount of Nine Million Five Hundred Fifty-Seven Thousand Dollars ($9,557,000).

        D. In connection with the Building 2 Lease, M-F Downtown and Handspring entered into that certain Work Letter (Building 2) (as the same has been amended by the parties prior to the date hereof, the "Building 2 Work Letter") governing the completion of construction of Building 2 by M-F Downtown and Handspring and the construction of certain tenant improvements therein by Handspring. As security for the performance of its obligations under the Building 2 Work Letter, Handspring caused Wells Fargo Bank to issue to M-F Downtown an unconditional, irrevocable, transferable letter of credit (the "Building 2 TI Letter of Credit") in the amount of Nine Million Two Hundred Eighty-Four Thousand Dollars ($9,284,000).


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        E. On or about February 14, 2001, M-F Downtown, as landlord, and
Handspring, as tenant entered into that certain Lease Agreement (Building 3) (as the same has been amended by the parties prior to the date hereof, the "Building 3 Lease"), whereby M-F Downtown agreed to lease to Handspring, and Handspring agreed to lease from M-F Downtown, all of the Rentable Area within Building 3 other than the Excluded Space (as the terms "Rentable Area" and "Excluded Space" are defined in the Building 3 Lease) and certain associated parking and other rights. As security for the performance of its obligations under the Building 3 Lease, Handspring caused Wells Fargo Bank to issue to M-F Downtown an unconditional, irrevocable, transferable letter of credit (the "Building 3 Security Deposit Letter of Credit") in the amount of Fourteen Million Three Hundred Thirty-Five Thousand Dollars ($14,335,000).

        F. In connection with the Building 3 Lease, M-F Downtown and Handspring entered into that certain Work Letter (Building 3) (as the same has been amended by the parties prior to the date hereof, the "Building 3 Work Letter") governing the completion of construction of Building 3 by M-F Downtown and Handspring and the construction of certain tenant improvements therein by Handspring. As security for the performance of its obligations under the Building 3 Work Letter, Handspring caused Wells Fargo Bank to issue to M-F Downtown an unconditional, irrevocable, transferable letter of credit (the "Building 3 TI Letter of Credit") in the amount of Fourteen Million Two Hundred Thousand Dollars ($14,200,000).

        G. As contemplated by the Building 2 Lease and the Building 3 Lease (collectively, the "Leases") and by the Building 2 Work Letter and the Building 3 Work Letter (collectively, the "Work Letters"), Bank of America, N.A., as administrative agent for M-F Downtown's construction lenders (collectively, the "Construction Lenders") (Bank of America, N.A., acting in such capacity being referred to herein as ("Bank of America"), has become the beneficiary under the Building 2 Security Deposit Letter of Credit and the Building 3 Security Deposit Letter of Credit (collectively, the "Security Deposit Letters of Credit") and under the Building 2 TI Letter of Credit and the Building 3 TI Letter of Credit (collectively, the "TI Letters of Credit" and, together with the Security Deposit Letters of Credit, the "Letters of Credit"). Neither the Building 2 Security Deposit Letter of Credit nor the Building 3 Security Deposit Letter of Credit has been drawn upon by M-F Downtown or Bank of America. In accordance with the terms of the Building 2 Work Letter, the principal amount of the Building 2 TI Letter of Credit has been reduced to Six Million Seven Hundred Twenty Thousand Eight Hundred Fifty-Eight and 80/100 ($6,720,858.80) to and in accordance with the terms of the Building 3 Work Letter, the principal amount of the Building 3 TI Letter of Credit has been reduced to Ten Million Three Hundred Twenty-Eight Thousand One Hundred Twenty-Four and 23/100 Dollars ($10,328,124.23); neither of the TI Letters of Credit have been drawn upon by M-F Downtown or Bank of America.

        H. In light of the current business cycle and the local market for commercial real estate leasing and sub-leasing, Handspring has requested that M-F Downtown provide Handspring with significant economic relief under the terms of the Buildings 2 Lease and the Building 3 Lease (collectively, the "Leases"). On careful analysis, Handspring has concluded that if the parties can agree on terms for modifying the Leases, Handspring will benefit both as to the immediately quantifiable economic relief bargained for and as to the opportunity afforded Handspring to thereby continue its business.


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        I. In light of the current business cycle and the local market for commercial real estate leases and sub-leasing, M-F Downtown is willing to enter into a material restructuring of the Leases, but only if the transaction is economically balanced, fair in fact and on arms' length terms.

        J. The parties have agreed to co-operate in the form of a unified transaction involving the restructuring of the Leases in a manner which includes the sale of Building 3 by M-F Downtown in order to provide Handspring with the requested economic relief, to minimize financial loss to the parties, and to adopt a single, integrated structure that will enable Handspring to perform its modified obligations to M-F Downtown, while minimizing the risk to M-F Downtown should Handspring subsequently be unwilling or unable to so perform. In order to accomplish such restructuring, Handspring, HFC and Mozart have entered into a Property Purchase and Lease Modification Agreement dated as of January 16, 2003. The transactions contemplated by such agreement are collectively referred to herein as the "Transaction".

        K. M-F Downtown has relied on the statements and agreements contained herein in agreeing to consummate the Transaction. The execution and delivery of this Assignment Agreement is a condition precedent to the consummation of the Transaction by M-F Downtown.

        L. In order to induce M-F Downtown to consummate the Transaction, and as a direct material benefit to HFC, HFC has agreed to transfer, deliver, pledge, assign and grant a perfected security interest in the Settlement Funding Note (defined below) to and for the benefit of M-F Downtown as security for HFC's payment and performance of the Obligations (defined below).

        Accordingly, the parties hereto hereby agree as follows:

        1. DEFINITIONS. In addition to all of the other capitalized terms defined herein, the following terms shall have the following respective meanings:

                (a) "Building 3 Lease" means that certain Amended and Restated Lease Agreement (Building 3) between HFC, as tenant, and M-F Downtown, as landlord, of even date herewith,

                (b) "Code" means the California Commercial Code, as in effect from time to time in the State of California.

                (c) "Collateral" means (i) the Settlement Funding Note, (ii) all Proceeds, and (iii) rights of HFC, if any, as a creditor of Handspring or any of its affiliates.

                (d) "Five Year Note" means that certain promissory note from HFC, as maker, to M-F Downtown, as payee, of even date herewith in the principal sum of Three Million Dollars ($3,000,000).

                (e) "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or


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informal moratoria, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

                (f) "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

                (g) "Note" or "Notes" means the Five Year Note and/or the One Year Note, as the context shall require.

                (h) "Obligation Document" or "Obligation Documents" means the Five Year Note, the One Year Note and/or the Building 3 Lease, as the context shall require.

                (i) "Obligations" means all obligations and liabilities of HFC to M-F Downtown under the Obligation Documents, whether now owing or hereafter arising.

                (j) "One Year Note" means that certain promissory note from HFC, as maker, to M-F Downtown, as payee, of even date herewith in the principal sum of One Million Dollars ($1,000,000).

                (k) "Person" shall mean an individual, a corporation, a partnership, a limited liability company, a limited liability partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                (l) "Proceeds" means (i) all "proceeds" (as such term is defined in Section 9102(a)(64) of the Code) with respect to the Collateral, and (ii) includes whatever is receivable or received when Collateral is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and including, without limitation, all rights to payment, including returned premiums, with respect to any insurance relating thereto and also includes all interests, dividends and other property receivable or received on account of the Collateral or proceeds thereof.

                (m) "Settlement Funding Note" means that certain Promissory Note from Handspring, as maker, to HFC, as payee, and dated of even date herewith.

        2. PLEDGED COLLATERAL.

                (a) GRANT OF SECURITY INTEREST IN COLLATERAL. In order to secure the due and punctual payment and performance of the Obligations, HFC hereby (i) assigns the Collateral to M-F Downtown, and (ii) grants to M-F Downtown a first priority lien on and security interest in the Collateral, for the benefit and security of M-F Downtown and its successors and assigns.

                (b) COLLATERAL AS SECURITY ONLY. The assignment and grant of the Collateral to M-F Downtown hereunder is as security only and shall not subject M-F Downtown to, or transfer or in any way affect or modify, any obligation or liability of HFC under any of the Collateral or any transactions which gave rise thereto. Anything herein to the contrary notwithstanding: (a) HFC shall remain liable under the contracts and agreements included in or relating to the Collateral and they shall perform all of their respective duties and obligations


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thereunder to the same extent as if this Assignment Agreement had not been executed; and (b) the exercise by M-F Downtown of any of the rights hereunder shall not release HFC from any of their respective duties or obligations under such contracts and agreements.

        3. HFC'S REPRESENTATIONS, WARRANTIES AND COVENANTS. HFC represents, warrants, covenants and agrees as follows:

                (a) TITLE. HFC has and will at all times maintain good title to all Collateral free of all security interests, liens and encumbrances.

                (b) PRESERVATION OF RIGHTS. HFC shall at its expense protect, warrant, and defend forever its rights in the Collateral as described in Section 3(a), and the rights of M-F Downtown therein and thereto, against the claims and demands of all Persons whomsoever.

                (c) NO CONSENT. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the exercise by M-F Downtown of the voting or other rights provided for in this Assignment Agreement or the remedies in respect of the Collateral pursuant to this Assignment Agreement; and HFC covenants and agrees that no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person will be required for the exercise by M-F Downtown of the voting or other rights provided for in this Assignment Agreement or the remedies in respect of the Collateral pursuant to this Assignment Agreement except (i) as may be required by applicable law including without limitation the California Uniform Commercial Code, (ii) any agreement to which M-F Downtown is a party, (iii) for notices to third-party creditors of HFC, and (iv) with respect to any action that constitutes an assignment for the benefit of creditors which requires the consent of the Independent Manager of HFC. The making and performance of this Assignment Agreement are within HFC's power and authority and have been duly authorized by all necessary action of HFC. This Assignment Agreement is enforceable against HFC in accordance with its terms subject to the effect of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws relating to or affecting creditors' rights generally.

                (d) PERFECTION OF LIENS. HFC will cooperate with M-F Downtown in connection with M-F Downtown's present and future actions to protect and perfect the liens and security interests of M-F Downtown hereof upon, and the rights and interests of M-F Downtown in, the Collateral. The security interest created hereby or intended so to be represents a first priority lien on and security interest in the Collateral, and such security interest is superior and prior in right to the rights of all third Persons.

                (e) OTHER ASSURANCES. Without limiting the provisions of Section 3(d), HFC upon request shall do, execute, acknowledge and deliver all and every such further acts, conveyances, supplemental agreements, assignments, instruments, notices of assignments, registrations, financing statements, continuation statements, transfers, assurances and other instruments, documents, writings and agreements (herein collectively called "Other Assurances") as M-F Downtown may from time to time reasonably deem necessary or advisable, for the better assuring, conveying, assigning, transferring, hypothecating, pledging and confirming unto M-F Downtown the Collateral and rights hereby granted, conveyed or assigned or which HFC may be


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or may hereafter become bound to convey or assign to M-F Downtown, or for carrying out the intention of or facilitating the performance of the terms of this Assignment Agreement or for filing, registering or recording this Assignment Agreement or subjecting any portion of the Collateral to the lien and security interest hereof with the priority required therefor hereunder or for facilitating M-F Downtown's exercise of its rights and remedies hereunder. To the extent M-F Downtown elects to do so, M-F Downtown may do any of the acts described in this paragraph in the name of HFC or M-F Downtown, on HFC's behalf (but in no event shall M-F Downtown be obligated to do any such acts, nor shall M-F Downtown have any liability to HFC or any person or entity claiming by or through HFC if M-F Downtown fails to do any such acts). The power and authority hereby given and granted by HFC to M-F Downtown shall be deemed coupled with an interest and shall not be revocable by HFC. If any provision of any Other Assurance is inconsistent with any provision hereof, the provisions hereof shall control, except that any remedy provided, or any obligation of HFC required, by any Other Assurance which may be greater than or in addition to the remedies provided or obligations required hereunder shall not be deemed to be an inconsistency.

                (f) NO OTHER FINANCING STATEMENTS. Without the prior written consent of M-F Downtown, HFC will not file or authorize or permit to be filed in any jurisdiction any financing statement or like instrument covering or relating to any Collateral in which M-F Downtown is not named as the secured party.

                (g) MAINTENANCE OF RECORDS. HFC shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of any and all payments received (subject to the collection rights of M-F-Downtown pursuant to Section 4(b) below) and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Upon at least three (3) business days prior notice to HFC and at the request of M-F Downtown (unless an Event of Default has occurred and is continuing, in which case no notice is necessary), M-F Downtown at all times shall have full and free access during normal business hours to all of the books and records and correspondence of HFC pertaining to the Collateral, and M-F Downtown or its representatives may examine the same. HFC shall, upon request by M-F Downtown, provide legible photocopies thereof to M-F Downtown, and HFC agrees to render to M-F Downtown, at HFC's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Upon the occurrence and during the continuation of any Event of Default, HFC shall deliver to M-F Downtown or its representatives at any time upon demand of M-F Downtown one set of legible photocopies of HFC's books and records pertaining to the Collateral. This Section 3(g) shall not be construed as entitling M-F Downtown to receive, and HFC shall not have any obligation to disclose, any material non-public information regarding Handspring or HFC pursuant to the provisions of this Section 3(g) which M-F Downtown would be required to maintain confidential pursuant to applicable law unless M-F Downtown first enters into a commercially reasonable confidentiality agreement with Handspring with respect to such material non-public information.

                (h) MAINTENANCE OF OFFICE. HFC represents and warrants that it maintains an office and its address for service of process is located at 189 Bernardo Avenue, Mountain View, California. HFC covenants and agrees that it will not change such address unless HFC, at least thirty (30) days prior to such change, notifies M-F Downtown of such change and takes all action


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necessary or that M-F Downtown may reasonably request to preserve, perfect, confirm and protect (to the extent contemplated hereby) M-F Downtown's liens and security interests in the Collateral.

                (i) LIENS AND ENCUMBRANCES. HFC shall pay all obligations, including tax claims, prior to any lien or encumbrance attaching to or on any of the Collateral as a result of its failure to pay any such obligations.

                (j) NOTICES. HFC shall advise M-F Downtown promptly, in reasonable detail of (a) any material Lien or other encumbrance attaching to or asserted against any of the Collateral, and (b) any material change in the composition of the Collateral.

                (k) TRANSFER OF COLLATERAL. HFC agrees that it will not sell, assign, transfer or otherwise dispose of, or mortgage, encumber, assign, pledge or grant a security interest in, any of the Collateral or any interest therein or suffer or permit any of the foregoing to occur (any of the foregoing, a "Transfer"). Any Transfer made in violation of the foregoing provisions shall be an immediate Event of Default hereunder without notice or opportunity to cure and such Transfer shall be void and of no force or effect, and upon demand of M-F Downtown shall forthwith be canceled or satisfied by an appropriate instrument in writing.

                (l) DELIVERY OF PROCEEDS. After the occurrence of an Event of Default, and in addition to M-F Downtown's collection rights pursuant to Section 4(b) below, all proceeds of the Collateral received by HFC shall be promptly delivered to M-F Downtown, in the same form as received, with the addition only of such endorsements and assignments as may be necessary to transfer title to M-F Downtown, and pending such delivery, such proceeds shall be held in trust for M-F Downtown; and such proceeds shall be applied to the obligations secured hereby in such order as M-F Downtown shall elect in its sole discretion.

                (m) INFORMATION SUPPLIED BY HFC. All information heretofore, herein or hereafter supplied in writing to M-F Downtown by HFC with respect to the Collateral was, is and shall be accurate and complete in all material respects as of the date furnished.

                (n) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the foregoing representations, warranties, covenants and other agreements shall survive the execution and delivery of this Assignment Agreement until all of the Obligations have been indefeasibly paid in full or otherwise satisfied.

        4. PARTICULAR PROVISIONS RESPECTING COLLATERAL

                (a) DELIVERY OF COLLATERAL. Upon execution of this Assignment Agreement, HFC shall deliver physical possession of the Settlement Funding Note, which is an instrument, to M-F Downtown. All Collateral in which HFC may acquire rights shall be immediately delivered to M-F Downtown (to the extent such Collateral is capable of possession).


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                (b) RIGHTS OF HFC TO COLLATERAL.

                        (i) So long as this Assignment is outstanding, and so long as an Event of Default has not occurred and is continuing, M-F Downtown shall receive all payments made or other Proceeds generated on, of or from the Collateral directly from HFC ("Collateral Payments"). Upon an Event of Default and during the time that such Event of Default is continuing, M-F Downtown shall receive all payments made or other Proceeds generated on, of or from the Collateral directly from all underlying makers, account debtors or obligation parties.

                        (ii) Whether or not an Event of Default has occurred or is continuing, M-F Downtown shall apply Collateral Payments to the obligations of HFC in the following order: FIRST, to pay for the costs and expenses of M-F Downtown for any attorney's fees, costs or other compensation due pursuant to Section 5(d) hereof or due to M-F Downtown by assignment pursuant to the terms of any underlying instrument which is Collateral; and SECOND, to principal, interest, default interest, late charges, or fees or costs of any kind, if any, due to M-F Downtown under or in respect to any of the Obligations in any order determined by M-F Downtown in its sole discretion.

                (c) POWER OF ATTORNEY.

                        (i) HFC hereby irrevocably constitutes and appoints M-F Downtown and any officer of M-F Downtown and any agent designated by such officer, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of HFC and in the name of HFC, or in its own name, from time to time in M-F Downtown's discretion, for the purpose of carrying out the terms of this Assignment Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Assignment Agreement and, without limiting the generality of the foregoing, hereby gives M-F Downtown the power and right, on behalf of HFC, without notice to or assent by HFC to do the following after an Event of Default:

                                (A) to ask, demand, collect, receive and give
                acquittance and receipts for any and all moneys due and to become due under any Collateral and, in the name of HFC, or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by M-F Downtown for the purpose of collecting any and all such moneys due under or in connection with any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by M-F Downtown for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

                                (B) to pay or discharge taxes, liens, security
                interests or other encumbrances levied or placed on or threatened against the Collateral;


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                                (C) (I) to direct any party liable for any
                payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to M-F Downtown or as M-F Downtown shall direct; (II) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (III) to sign and endorse any assignments, verifications and notices in connection with documents constituting or relating to the Collateral; (IV) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (V) to defend any suit, action or proceeding brought against HFC with respect to any Collateral; (VI) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as M-F Downtown may deem reasonably appropriate; and (VII) generally to sell, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though M-F Downtown were the absolute owner thereof for all purposes, and to do, at M-F Downtown's option and HFC's expense, at any time, or from time to time, all acts and things which M-F Downtown reasonably deems necessary to protect, preserve or realize upon the Collateral and M-F Downtown's Lien therein, in order to effect the intent of this Assignment Agreement, all as fully and effectively as HFC might do; and

                                (D) to receive any and all distributions paid in
                respect of the Collateral and to make application thereof to the Obligations, and M-F Downtown or its nominee may exercise any and all rights, privileges or options pertaining to the Collateral as if it were the absolute owner thereof, all without liability except to account for property actually received by it, but M-F Downtown shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                        (ii) The powers conferred on M-F Downtown hereunder are solely to protect M-F Downtown's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. M-F Downtown shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees, attorneys, or agents shall be responsible to HFC for any act or failure to act, except for its own gross negligence or wilful misconduct.

                        (iii) HFC also authorizes M-F Downtown, at any time and from time to time upon the occurrence and during the continuation of an Event of Default, to execute, in connection with the sale provided for in Section 5 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

        5. DEFAULT.

                (a) DEFAULT; EVENTS OF DEFAULT. HFC agrees that the occurrence of the following, together with the expiration of any applicable notice and/or cure period (if any), shall constitute an "Event of Default" under this Assignment Agreement:


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
                        (i) If a default occurs under the Obligation Documents;
        or

                        (ii) If HFC fails to pay any fees, costs or other amounts as and when required to be paid under this Assignment Agreement within three (3) business days after written demand by M-F Downtown; or

                        (iii) If M-F Downtown shall cease to have a first priority security interest in any of the Collateral or if HFC violates
        Section 3(k) hereof; or

                        (iv) If HFC takes any action or permits any action to be taken that is reasonably likely to, or does, materially and irreparably impair the value of the Collateral; or

                        (v) If a bankruptcy case or other arrangement, composition or reorganization proceeding of any kind is filed by or against HFC; provided, however, that in the event of the filing of an involuntary bankruptcy petition, such Default may be cured by obtaining dismissal of such petition with sixty (60) days after filing; or

                        (vi) If a decree or order is entered for the appointment of a trustee, receiver or liquidator for HFC or the property of HFC; provided, however, that the Default arising in consequence thereof shall be cured if such decree or order is vacated within sixty (60) days after the date of entry; or

                        (vii) If HFC commences any proceeding for dissolution or liquidation; or any such proceeding is commenced against HFC and the proceeding is not dismissed within ninety (90) days after the date of commencement; or

                        (viii) If HFC makes an assignment for the benefit of his creditors, or admits in writing his inability to pay his debts generally as they become due; or

                        (ix) If there is an attachment, execution or other judicial seizure of any property of HFC; provided, however, that the Default arising in consequence thereof shall be cured if such seizure is discharged within ten (10) days; or

                        (x) If a judgment or other claim becomes a lien or encumbrance upon any material portion of HFC's properties or assets; or

                        (xi) If any representation or disclosure made in writing to M-F Downtown by HFC in connection with the Transaction proves to be materially false or misleading when made; or

                        (xii) If there is a default in any material agreement to which HFC is a party with one or more third Persons resulting in a right by such third Persons, irrespective of whether exercised, to accelerate the maturity of HFC's obligations thereunder; or

                        (xiii) Except with respect to (i) the payment of money and (ii) the other matters hereinbefore and hereinafter specified in this Section 5(a), if HFC shall default in the observance or performance of any covenant or agreement contained in this Assignment Agreement for thirty (30) days after the giving by M-F Downtown to HFC of written notice thereof (or, with respect to a default which, in the judgment of M-F Downtown, shall be of such a nature that it cannot be cured or remedied within thirty (30) day period, if HFC shall not (x) promptly commence to cure within such thirty (30) day period and thereafter exercise due diligence and continuous good faith effort to remedy the same or (y) cure such failure within sixty (60) days after the giving by M-F Downtown to HFC of written notice thereof), or failure for such lesser time period as may be specified elsewhere in this Assignment Agreement.

                (b) REMEDIES GENERALLY. Following the occurrence and during the continuation of an Event of Default, M-F Downtown may, in addition to all other rights and remedies granted to it herein, exercise all the rights and remedies of a secured party under the Code and, in addition, M-F Downtown may, without being required to give any notice, except as hereinafter provided or as may be required by mandatory provisions of law, continue to apply any cash payments then held by it, and/or sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as M-F Downtown may deem satisfactory. M-F Downtown may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of HFC whatsoever. To the fullest extent permitted by law, HFC hereby specifically waives all rights of stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter in force. M-F Downtown shall give HFC at least five (5) days prior written notice of its intention to make any such public or private sale or sale at a broker's board or on a securities exchange. Such notice, in case of a public sale, shall state the time and place fixed for such sale, and, in case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on or after which the Collateral or the portion thereof so being sold will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as M-F Downtown may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as M-F Downtown may determine. M-F Downtown shall not be obligated to make any such sale pursuant to any such notice. M-F Downtown may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by M-F Downtown until the selling price is paid by the purchaser thereof, but M-F Downtown shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. M-F Downtown, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interests herein granted and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                (c) APPLICATION OF MONEYS. The proceeds of any sale, disposition or other realization upon all or any part of the Collateral (other than a retention of all or part of the Collateral in full satisfaction of the Obligations) shall be distributed by M-F Downtown in the following order of priority, to the fullest extent permitted by law, as soon as practicable:

                        First: To M-F Downtown for any unpaid fees and other
                amounts payable to M-F Downtown pursuant to Section 5(d) hereof;

                        Second: To M-F Downtown in an amount equal to the
                aggregate amount of Obligations which are then unpaid; and

                        Third: Any surplus then remaining shall be distributed
                without recourse or warranty, to HFC.

                (d) COMPENSATION AND EXPENSES. HFC shall pay to M-F Downtown, from time to time upon demand (i) all reasonable fees and out-of-pocket expenses of counsel for M-F Downtown, in connection with the enforcement of this Assignment Agreement and Other Assurances or the Collateral, and (ii) all other out-of-pocket costs and expenses of M-F Downtown in connection with the enforcement of this Assignment Agreement and each Other Assurance, including, without limitation, any advance made by M-F Downtown on behalf of HFC under any Other Assurance, the sale or other disposition of Collateral pursuant to any Other Assurance and the preservation, protection or defense of M-F Downtown's rights under this Assignment Agreement and any Other Assurance and in and to the Collateral.

        6. MISCELLANEOUS

                (a) NATURE OF RELATIONSHIP. M-F Downtown and HFC intend that the relationship between them shall be solely that of creditor and debtor. Nothing in this Assignment Agreement or the Obligation Documents shall be construed to create a partnership or any other relationship which would make M-F Downtown in any way responsible or liable for the debts, losses, obligations or duties of HFC. In that regard, HFC acknowledges and agrees that:

                        (i) M-F Downtown shall not be directly or indirectly liable or responsible for any loss or injury of any kind to any Person or property arising from any act or omission of HFC or any of HFC's agents, independent contractors, licensees or invitees;

                        (ii) M-F Downtown shall not be responsible or liable to HFC for the validity, sufficiency or genuineness of any documents (except as to M-F Downtown's signatures thereon), or of any endorsements thereon, even if such documents should in fact prove to be in any respect invalid, insufficient, inaccurate, fraudulent or forged.

                (b) NOTICES. Any notice or other communication hereunder shall be in writing and shall be given personally, or by prepaid registered mail with return receipt requested or by commercial airfreight delivery service guaranteeing next day delivery. Notices may also effectively be given by transmittal over electronic transmitting devices such as facsimile, telex or telecopy machine if the party to whom the notice is being sent has such a device in its office, provided that a standard machine-printed confirmation of the electronic transmission is provided and also provided that a complete copy of any notice so transmitted shall also be mailed in the same manner as required for a mailed notice. Notices which are mailed or forwarded by commercial airfreight delivery service shall be addressed as follows:

               If to M-F Downtown:
               ------------------

                      M-F Downtown Sunnyvale, LLC
                      c/o Mozart Development Company
                      1068 East Meadow Circle
                      Palo Alto, CA  94303
                      Attention:  Mr. John Mozart and
                                  Mr. James Freitas
                      Facsimile No.:  (650) 493-9050

                      With a copy to:
                      --------------

                      Ellman, Burke, Hoffman & Johnson
                      One Ecker Street, Suite 200
                      San Francisco, California  94105
                      Attention: Mr. Jeffrey W. Johnson and
                                 Mr. Thomas M. Sherwood
                      Facsimile No.:  (415) 495-7587

               If to HFC:
               ---------

                      Handspring Facility Company, LLC
                      189 Bernardo Avenue
                      Mountain View, CA  94043-5203
                      Attention:  Mr. David Pine
                      Facsimile No.: (650) 230-5477

                      With a copy to:
                      --------------

                      Coblentz, Patch, Duffy & Bass, LLP
                      222 Kearny Street, 7th Floor
                      San Francisco, California  94108
                      Attention:  Richard R. Patch
                      Facsimile No:  (415) 989-1663

                (c) THIRD PARTIES. No provision of this Assignment Agreement is intended or shall be construed to be for the benefit of any third party.

                (d) SINGULAR AND PLURAL. Whenever in this Assignment Agreement the context so requires, the neuter gender shall include the masculine and the feminine, the singular number shall include the plural, and the plural shall include the singular, and vice versa as the context may require.

                (e) CAPTIONS. All section or paragraph division, numbering, and captions are for convenience of reference only, and shall not affect the interpretation or construction of this Assignment Agreement or of any term, condition, or provision hereof.

                (f) MODIFICATIONS. No modification or amendment of this Assignment Agreement shall be effective unless set forth in writing and signed by M-F Downtown and HFC.

                (g) COUNTERPARTS. This Assignment Agreement may be executed in one or more counterparts, all of which together shall constitute one and the same original.

                (h) SEVERABILITY. If any term or provision of this Assignment Agreement is illegal or invalid for any reason, such illegality or invalidity shall not affect the enforceability of the remaining provisions of this Assignment Agreement.

                (i) GOVERNING LAW. This Assignment Agreement shall be governed by the laws of the State of California.

                (j) TIME. Time is of the essence in connection with all obligations of HFC herein.

                (k) HEIRS, SUCCESSORS AND ASSIGNS; JOINT AND SEVERAL LIABILITY. Except as otherwise expressly provided under the terms and conditions of this Assignment Agreement, the terms hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, devisees, legatees, administrators, executors, successors and assigns. Without limiting the generality of the foregoing, HFC acknowledges and agrees that the rights of M-F Downtown hereunder are being assigned concurrently herewith to Bank of America, N.A., as administrative agent for certain lenders who have made a loan to M-F Downtown which is secured by a deed of trust against the Parcels and Buildings and hereby consents to such assignment. Each person executing this Assignment Agreement as HFC shall be jointly and severally liable for all obligations of HFC hereunder.

                (l) M-F DOWNTOWN'S CONSENT. Wherever in this Assignment Agreement there is a requirement for M-F Downtown's consent, documents to be provided and/or an action taken to M-F Downtown's satisfaction, M-F Downtown may exercise its consent, right or judgment in its sole discretion unless such provision expressly provides to the contrary.

                (m) COLLECTION EXPENSES. HFC shall reimburse M-F Downtown on demand for all reasonable legal fees an other costs and expenses incurred in collecting or enforcing this Assignment Agreement and the Obligation Documents, and protecting or realizing on any collateral. Such fees, costs and expenses shall include those incurred with or without suit and in any appeal, any proceedings under any present or future federal bankruptcy act or state receivership, and any post-judgment collection proceedings.

        7. JURISDICTION. To the greatest extent permitted by law, HFC hereby waives any and all rights to require marshalling of assets by M-F Downtown. With respect to any suit, action or proceedings relating to this Assignment Agreement (each, a "Proceeding"), HFC irrevocably (a) submits to the non-exclusive jurisdiction of the State and Federal courts having jurisdiction in the County of Santa Clara and State of California, and (b) waives any objection which it may have at any time to the laying of venue of any proceeding brought in any such court, waives any claim that any proceeding has been brought in an inconvenient forum and further waives the right to object, with respect to such proceeding, that such court does not have jurisdiction over such party. Nothing in this Assignment Agreement shall preclude M-F downtown from bringing a proceeding in any other jurisdiction nor will the bringing of a proceeding in any one or more jurisdictions preclude the bringing of a proceeding in any other jurisdiction.

        8. WAIVER OF JURY TRIAL. HFC AND M-F DOWNTOWN EACH, TO THE MAXIMUM EXTENT PERMITTED BY LAW, WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS ASSIGNMENT AGREEMENT AND THE OBLIGATION DOCUMENTS OR RELATING THERETO OR ARISING FROM THE RELATIONSHIP WHICH IS THE SUBJECT OF THIS ASSIGNMENT AGREEMENT AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. HFC AND M-F DOWNTOWN HEREBY AGREE THAT THIS ASSIGNMENT AGREEMENT CONSTITUTES A WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY PURSUANT TO THE PROVISIONS OF SECTION 631 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. HFC AND M-F DOWNTOWN HEREBY AGREE THAT THIS ASSIGNMENT AGREEMENT CONSTITUTES A WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY PURSUANT TO THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 631. HFC DOES HEREBY CONSTITUTE AND APPOINT M-F DOWNTOWN ITS TRUE AND LAWFUL ATTORNEY-IN-FACT, WHICH APPOINTMENT IS COUPLED WITH AN INTEREST, AND HFC DOES HEREBY AUTHORIZE AND EMPOWER M-F DOWNTOWN, IN THE NAME, PLACE AND STEAD OF HFC, TO FILE THIS ASSIGNMENT AGREEMENT WITH THE CLERK OR JUDGE OF ANY COURT OF COMPETENT JURISDICTION AS A STATUTORY WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY.

HFC'S INITIALS: DD                               M-F DOWNTOWN'S INITIALS: JM


                         [SIGNATURES BEGIN ON NEXT PAGE]

        IN WITNESS WHEREOF, HFC and M-F Downtown have executed this Assignment Agreement as of the date first above written.

"HFC"                                     "M-F DOWNTOWN"

HANDSPRING FACILITY COMPANY, LLC,         M-F DOWNTOWN SUNNYVALE, LLC,
a Delaware limited liability company      a Delaware limited liability company

By: Handspring, Inc., a Delaware          By: M-D Ventures, Inc., a California
    Corporation, its Managing Member          corporation, its Manager

    By: /s/ Donna Dubinsky                    By: /s/ John Mozart
        __________________                        John Mozart
        Its CEO                                   Its President